Long Term Debt - Covenant Description and Compliance (Details)	6 Months Ended
Jun. 30, 2013
Compliance with loan-to-value ratios	As of June 30, 2013, the Company was not in compliance with certain loan-to-value ratios contained in certain of its loan agreements relating to its shipping segment. These loan-to-value ratio shortfalls do not constitute events of default that would automatically trigger the full repayment of the loan. Based on the loan agreements, loan-to-value shortfalls may be remedied by the Company by providing additional collateral or repaying the amount of the shortfall. In addition, as of June 30, 2013, the Company was in breach of certain financial covenants, mainly the interest coverage ratio, contained in the Company's loan agreements relating to its shipping segment, under which a total of $804,789 was outstanding as of June 30, 2013 (Note 3). As a result of this non-compliance and of the cross default provisions contained in all of the Company's bank loan agreements relating to its shipping segment, and in accordance with guidance related to the classification of obligations that are callable by the creditor, the Company has classified all of the amounts outstanding under its bank loans relating to its shipping segment that were in breach as of June 30, 2013, amounting to $1,058,113, as current at June 30, 2013.
Credit Facility 1
Debt instrument covenant description	On September 27, 2012, the Company entered into two supplemental agreements relating to the credit facility dated March 31, 2006, to cure a shortfall in the security cover ratio and pledged 7,800,000 of its shares of Ocean Rig as additional security. On June 21, 2013, the Company signed and amendment and extended the pledge of the above shares from June 30, 2013 to September 16, 2013.
Term Bank Loan 14
Debt instrument covenant description	The facility bears interest at LIBOR plus a margin and is repayable in twenty-four semi-annual installments. During January 2013, the Company drew an amount of $100,856, to finance the delivery installment of the above three tankers.
Ocean Rig Mylos, Ocean Rig Skyros and Ocean Rig Athena
Debt instrument covenant description	Under the agreement, Ocean Rig may only pay dividends or make other distributions in respect of its capital stock under the $1.35 billion secured term loan facility in an amount of up to 50% of net income of each previous financial year, provided in each case that Ocean Rig UDW maintains minimum liquidity in an aggregate amount of not less than $200,000 in cash and cash equivalents and restricted cash and maintain such level for the next 12 months following the date of the dividend payment
All three term loan facilities
Debt instrument payment terms	All term loan facilities bear interest at LIBOR plus a margin and are repayable in quarterly installments, beginning three months after the delivery of each drillship . The Commercial Facilities mature five years after the first draw down date while the Eksportkreditt GIEK Facilities and KEXIM Facilites mature twelve years after the first draw down date or, at the lenders option, at the maturity date of the Commercial Facilities. In connection with this loan, Ocean Rig paid $22.4 million as loan origination fees, which have been classified in other non-current assets.